Exhibit 99

1 Corporate Overview. June 9, 2015

Forward - Looking Statement Disclosure Certain statements and information included in this presentation constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements that look forward in time or express management’s beliefs, expectatio ns or hopes. In particular, such statements include, without limitation, RPC’s expectations about the continued impact of the cost reduction efforts that we undertook during the first quarter of 2015 and our plans to manage our costs in order to provide services in a way that meets our long - term financial return thresholds and maintains a strong balance sheet. These statements involve known and unknown risks, uncertainties and other factors which ma y c ause the actual results, performance or achievements of RPC to be materially different from any future results, performance or achievements e xpr essed or implied in such forward - looking statements. Such risks include changes in general global business and economic conditions; credit risks ass ociated with collections of our accounts receivable from customers experiencing challenging business conditions; drilling activity and rig co unt; risks of reduced availability or increased costs of both labor and raw materials used in providing our services; the impact on our operations if we are unable to comply with regulatory and environmental laws; turmoil in the financial markets and the potential difficulty to fund our capital nee ds; the potentially high cost of capital required to fund our capital needs; the impact of the level of unconventional exploration and production activities m ay cease or change in nature so as to reduce demand for our services; the actions of the OPEC cartel, the ultimate impact of current and potential politic al unrest and armed conflict in the oil - producing regions of the world, which could impact drilling activity; adverse weather conditions in oil or gas produc ing regions, including the Gulf of Mexico; competition in the oil and gas industry; an inability to implement price increases; risks of international op era tions; and our reliance upon large customers. Additional discussion of factors that could cause the actual results to differ materially from management's pr ojections, forecasts, estimates and expectations is contained in RPC's Form 10 - K filed with the Securities and Exchange Commission for the year ended December 31, 2014 . RPC has used the non - GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this p resentation. EBITDA should not be considered in isolation or as a substitute for operating income, net income or other performance measure s p repared in accordance with GAAP. RPC uses EBITDA as a measure of operating performance because it allows us to compare performance cons ist ently over various periods without regard to changes in our capital structure. We are also required to use EBITDA to report compliance wit h financial covenants under our revolving credit facility. A non - GAAP financial measure is a numerical measure of financial performance, financial po sition, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the mos t directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash f low s, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly com par able measure so calculated and presented. Set forth in Appendix A is a reconciliation of EBITDA with Net Income, the most comparable GAAP me asu re. This reconciliation also appears on RPC's investor website, which can be found on the Internet at www.rpc.net. 2

Corporate Profile NYSE: RES. Publicly - traded since 1984 Recent Share Price (June 5, 2015) $ 14.91 Annual Dividend Yield 1.3% Market Capitalization $ 3.2 billion Average Daily Volume (YTD 2015) 1,706,000 Large Insider Ownership 3

Position within Evolving Oilfield Services Market 4 0.0% 10.0% 20.0% 30.0% 40.0% RPC, Inc. Peers * Debt to Total Capitalization - March 31, 2015 * Peers as of March 31, 2015 BAS , CJES, KEG, OIS, PTEN, SPN ▪ U.S., Primarily Land - Based, Serving Large Independents in the Drilling and Completion Markets ▪ Largest Service Lines serve the Unconventional Completion Markets ▪ Focused on Return on Invested Capital » Standard of Measurement for Strategic Decisions ▪ Conservative Capital Structure » Consistently Lower Leverage than Peer Average

Inception – 1973 ▪ Patterson Services founded in Louisiana after World War II. Provided oilfield trucking and drilling fluids. Operates today as RPC’s rental tool service line. ▪ Rollins, Inc. (NYSE: ROL) acquired Patterson in 1973. 1970’s – 1984 ▪ Cudd Pressure Control founded and acquired by Rollins. ▪ Rollins spun off oilfield division to form RPC Energy Services, Inc. ▪ Annual Revenues at spin - off: $87 million. ▪ Annual Pretax (Loss) at spinoff: ($17 million). ▪ Market Capitalization at spin - off: $52 million. 1980’s – 1990’s ▪ RPC purchased Chaparral Boats in 1986. ▪ Several smaller acquisitions in 1990’s. ▪ Dividend initiated in September 1997. ▪ 2:1 stock split in December 1997. ▪ Board authorized share repurchases in 1998. Early 2000’s ▪ RPC entered the pressure pumping service line. ▪ Thru Tubing Solutions founded. ▪ Chaparral Boats spun off. ▪ Market Capitalization at Chaparral spin - off: $298 million. ▪ Two 3 - for - 2 splits in 2005; one in 2006. 2006 – 2012 ▪ Market Capitalization at 12/31/05: $1.7 billion. ▪ Board authorized seeking outside capital to expand pressure pumping and other service lines and open new locations. ▪ Long - term growth plan executed. ▪ Syndicated credit facility closed in 2006. Re - financed in 2010. ▪ 3 - for - 2 splits in 2010 and 2012. ▪ Special dividend in 2012. Present ▪ Approaching end of the worst activity decline since 2008 - 2009. ▪ Cutting discretionary expenses, reducing headcount, etc. to maintain financial strength. Working capital requirements declining with lower activity. ▪ Maintaining equipment, quality and safety to be prepared for eventual activity growth. ▪ Reduced quarterly dividend to $0.05 from $0.105. RPC’s Evolution Throughout the Oilfield Cycles 5

Bakken Shale Fayetteville Woodford Permian Basin Barnett Eagle Ford Haynesville Marcellus Shale Tuscaloosa Marine Shale Avalon - Bone Spring Corporate CUDD Pressure Control Patterson ThruTubing Solutions Well Control Significant Markets for RPC, Inc. West Texas (Permian) South Texas (Eagle Ford) Oklahoma Pennsylvania (Marcellus) East Texas (Haynesville) North Dakota (Bakken) Gulf Coast Utica Shale RPC’s Domestic Facilities 6

Top Service Lines 7 Service Line Revenue as a Percentage of Consolidated Revenues 12 Months Ended December 31, 2014 57% 3% 4% 3% 9% 15% 8% Pressure Pumping Thru Tubing Solutions (Downhole Tools) Coiled Tubing Rental Tools Nitrogen Snubbing Other

Pressure Pumping ▪ Well - maintained, high quality fleet concentrated in service - intensive oilfield basins ▪ Demonstrated ability to operate efficiently and effectively positioned to benefit from increasing activity levels ▪ #8 in US Land Market and 4% US Market Share ▪ 920,000 hydraulic horsepower by end of Q2 2015 8

RPC’s Pressure Pumping Fleet Distribution Mirrors Current U.S. Domestic Rig Count 9 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Permian Eagle Ford Haynesville / East Texas Arkoma / Anadarko / Mississippi Lime Marcellus / Utica Bakken Other * * RPC Pressure Pumping Distribution Rig Count, May 2015 * * Average Baker Hughes R ig C ount, May 2015. * * Other RPC includes rotational equipment. Other Baker Hughes Rig Count includes Barnett, DJ - Niobrara, Fayetteville, Other NOC.

ThruTubing Solutions ▪ ThruTubing Solutions ( Downhole tools and motors) provides services used in unconventional completion operations ▪ Specializes in accomplishing multi - stage completions in unconventional wells. ▪ Significant revenue growth during past decade ▪ 15% of 2014 RPC revenues 10

Coiled Tubing ▪ 53 units used to enter new and existing wells to perform a variety of services. Approximately 44 are > 2” in diameter. ▪ Growing utilization with unconventional plays and larger - diameter coiled tubing strings ▪ # 4 U.S. competitor with 8% market share ▪ 9% of 2014 RPC revenues 11

Patterson Rental Tools ▪ Rents a variety of tools and products required during drilling or re - entering a well ▪ 4% of 2014 RPC revenues ▪ 2% market share ▪ Currently Leveraged to Liquids - and Oil - Related Plays in Bakken and Eagle Ford with recent entrance into Permian Basin 12

Other Workover Services Nitrogen ▪ Used in a variety of oilfield applications and several non - oilfield industrial uses ▪ 81 nitrogen units, 3% of 2014 revenues Snubbing / Hydraulic Workover ▪ Allows workover work to be performed on live wells. ▪ 35 snubbing units, 3% of 2014 revenues Well Control ▪ Worldwide provider of blowout and well control services ▪ Also provides pre - event contingency planning and well inspections. ▪ < 1% of RPC 2014 revenues 13

First Quarter 2015 Financial Highlights ($ millions) 14 Revenues : $406.3 Operating Profit: $6.17 Net Income: $7.5 EBITDA : $77.9 Q1 2015 Compared to Q1 2014 ▪ Revenue decreased by 19% due to decreased activity levels and pricing in all of our service lines ▪ Operating Profit and EBITDA decreased due to lower activity levels and pricing ▪ Costs decreased due to lower activity levels as well as cost concessions from our vendors, headcounts reductions and cuts in discretionary expenses ▪ New equipment deliveries idle. Balance Sheet Highlights ▪ Debt to Total Capitalization Ratio of 12.8% ▪ $155.6 balance on Revolving C redit Facility $0 $50 $100 $150 $200 $250 Notes Payable to Banks 3/31/2014 12/31/2014 3/31/2015

RPC First Quarter 2015 Update 15 ▪ Rig count decline of 55% from Sep. 2014 through beginning of Jun. 2015 ▪ In contrast to lower activity levels, completion service intensity continues to increase ▪ Pressure Pumping Fleet addition completed during Q2 ▪ Liquid Balance Sheet supports continued operations in current environment. 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 QTD Q2 15 U.S. Land Rig Count (Q1 2012 = 100) (Source: Baker Hughes, Inc.)

Debt to Total Book Capital 16 RPC continues to be conservatively capitalized. 0% 5% 10% 15% 20% 25% 30% 35% Q1 07Q3 07Q1 08Q3 08Q1 09Q3 09Q1 10Q3 10Q1 11Q3 11Q1 12Q3 12Q1 13Q3 13Q1 14Q3 14Q1 15 Debt as a percentage of total capital

Historical Dividends 17 Quarterly Dividend ($ per share) June 2001 dividend reduced due to spin - off of powerboat manufacturing subsidiary. • 17% Compounded Dividend Growth Rate over the past 17+ years • Average dividend payout ratio > 40% RPC, Inc. Dividends Per Share through 2Q 2015 (* Excludes 4 th Quarter 2012 Special Dividend of $0.20 per share) $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 Sep-1997 Mar-1998 Sep-1998 Mar-1999 Sep-1999 Mar-2000 Sep-2000 Mar-2001 Sep-2001 Mar-2002 Sep-2002 Mar-2003 Sep-2003 Mar-2004 Sep-2004 Jun-2005 Sep-2005 Mar-2006 Sep-2006 Mar-2007 Sep-2007 Mar-2008 Sep-2008 Mar-2009 Sep-2009 Mar-2010 Sep-2010 Mar-2011 Sep-2011 Mar-2012 Sep-2012 Dec-2012 * Mar-2013 Sep-2013 Mar-2014 Sep-2014 Dec-2014 Dividend (adjusted for stock splits)

Return on Invested Capital * 18 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 20012002200320042005200620072008200920102011201220132014 RPC Peers ** * Calculated using cash flow from operations and average invested capital ** BAS, SPN, 2006 – 2013. BAS, SPN, KEG 2007 – 2013. BAS, KEG, SPN, CJES, 2008 – 2014.

Contact Us Operational Headquarters: The Woodlands, Texas (above) Corporate Headquarters: 2801 Buford Highway NE, Suite 520 Atlanta, GA 30329 (404) 321 - 2140 irdept@rpc.net www.rpc.net 19

Appendix A 20 Periods ended, (Unaudited) (in thousands except per share data) March 31, 2015 December 31, 2014 March 31, 2014 Reconciliation of Net Income to EBITDA Net Income $ 7,548 $ 77,637 $ 39,388 Add: Income tax provision 3,726 47,196 25,591 Interest expense 691 589 337 Depreciation and amortization 65,976 61,572 55,505 Less: Interest income 6 5 4 EBITDA $ 77,935 $ 186,989 $ 120,817 EBITDA PER SHARE Basic $ 0.37 $ 0.87 $ 0.56 Diluted $ 0.36 $ 0.87 $ 0.56 Three Months Ended